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                                                                    EXHIBIT 21.1


                         SUBSIDIARIES OF THE REGISTRANT

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      SUBSIDIARY                         OWNERSHIP                        JURISDICTION OF                NAMES UNDER
                                                                          INCORPORATION                    WHICH
                                                                                                       SUBSIDIARY DOES
                                                                                                           BUSINESS
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
Bioslim, Inc.                   100% Thane ownership                         NV

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Clinical Results, Inc.          80% owned by Thane, 20% owned by Dave        DE
                                Pollock, President

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Concept and Product             100% Thane ownership                         CA
Solutions, Inc.

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Fox Marketing                   80% owned by Thane, 20% owned by Laura       CA
Associates, Inc.                Fox, President

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Krane Acquisition               100% Thane ownership                         DE
Corporation
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Krane Holdings, Inc.            100% owned by Krane Acquisition Corporation  DE

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Krane Products, Inc.            100% owned by Krane Holdings, Inc.           NY

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La Quinta Services              100% Thane ownership                         CA
Corp.
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TDG, Inc.                       100% Thane ownership                         DE

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Thane Direct, Inc.              100% Thane ownership                         DE

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Thane Direct Canada, Inc.       100% owned by Thane Direct, Inc.             Ontario, Canada

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Thane Direct FSC, Inc.          100% owned by Thane Direct, Inc.             Barbados

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Time Prophets, Inc.             100% owned by Thane, but up to 15% of         CA
                                ownership may be transferred to
                                Leeann Johnson, President, based on
                                certain performance criteria set forth in
                                her employment agreement with the
                                company
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Tradewind Products, Inc.        100% Thane ownership                         DE

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Trend Pro TV, GmbH              100% owned by Thane Direct, Inc.             Germany

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West Coast Direct               100% Thane ownership                         CA
Marketing, Inc.

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Xebec Productions, Inc., a      100% Thane ownership                         CA
California corporation

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